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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the incorporation by reference in the previously filed Registration Statements of Aethlon Medical, Inc. on Form S-8 (File No. 333-127911 and 333-114017 and 333-49896) of our report, dated July 12, 2007 appearing in this Annual Report on Form 10-KSB of Aethlon Medical, Inc. for the year ended March 31, 2007.


                          /s/ Squar, Milner, Peterson, Miranda & Williamson, LLP
                          ------------------------------------------------------
                          Squar, Milner, Peterson, Miranda & Williamson, LLP


Newport Beach, California
July, 12, 2007